UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 11, 2008
METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)
212-578-2211

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 11, 2008, MetLife, Inc. (the "Company") issued a press release announcing certain organizational changes, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On January 15, 2008, the Company issued a press release announcing (i) that its Board of Directors has authorized an additional $1 billion common stock repurchase program, and (ii) the date of its 2008 annual shareholders meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
99.1	Press release of MetLife, Inc. dated January 11, 2008, announcing certain organizational changes.

99.2	Press release of MetLife, Inc. dated January 15, 2008, announcing the authorization of a common stock repurchase program and the date of its annual shareholders meeting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: January 16, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT

99.1	Press release of MetLife, Inc. dated January 11, 2008, announcing certain organizational changes.

99.2	Press release of MetLife, Inc. dated January 15, 2008, announcing the authorization of a common stock repurchase program and the date of its annual shareholders meeting.